EXHIBIT 32.1

Section 1350 Certification of Chief Executive Officer

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of PETCO Animal Supplies, Inc. (the “Company”) hereby certifies that:

(i)	the accompanying Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended July 29, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 23, 2006	/s/ JAMES M. MYERS
James M. Myers Chief Executive Officer

Section 1350 Certification of Chief Financial Officer

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of PETCO Animal Supplies, Inc. (the “Company”) hereby certifies that:

(i)	the accompanying Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended July 29, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 23, 2006	/s/ RODNEY CARTER
Rodney Carter Senior Vice President and Chief Financial Officer

The foregoing certifications are being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and are not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and are not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

A signed original of the written statements required by Section 906 have been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.